Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2012 and 2011

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13
Unconsolidated Debt Maturity Schedule	Page 14

Operational Data:
Occupancy Statistics	Page 15
Leasing Results and Re-leasing Spreads	Page 16
Mall Portfolio Statistics by Asset Category	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development and Major Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$52,915	$(150)	$52,765	$39,743	$1,646	$41,389
Percentage rents	2,956	—	2,956	1,650	—	1,650
Tenant reimbursements	26,631	(122)	26,509	19,283	432	19,715
Outparcel sale	—	6,650	6,650	1,050	—	1,050
Other (see components on page 3)	4,827	(1)	4,826	5,105	—	5,105
Total Revenues	87,329	6,377	93,706	66,831	2,078	68,909
Expenses:
Property operating expenses	(20,316)	—	(20,316)	(14,819)	(211)	(15,030)
Real estate taxes	(10,368)	(10)	(10,378)	(8,223)	(234)	(8,457)
Total recoverable expenses	(30,684)	(10)	(30,694)	(23,042)	(445)	(23,487)
Provision for doubtful accounts	(713)	—	(713)	(341)	87	(254)
Other operating expenses (see components on page 4)	(4,413)	(15)	(4,428)	(2,630)	(34)	(2,664)
Costs related to the sale of an outparcel	—	(5,232)	(5,232)	(499)	—	(499)
Real estate depreciation and amortization	(27,910)	(483)	(28,393)	(17,594)	(318)	(17,912)
Non-real estate depreciation and amortization	(510)	—	(510)	(543)	—	(543)
General and administrative	(6,005)	—	(6,005)	(5,398)	(16)	(5,414)
Total Expenses	(70,235)	(5,740)	(75,975)	(50,047)	(726)	(50,773)
Operating Income	17,094	637	17,731	16,784	1,352	18,136
Interest income	2	1	3	355	—	355
Interest expense	(17,102)	—	(17,102)	(15,804)	(784)	(16,588)
Loan fee amortization	(1,057)	—	(1,057)	(1,141)	(21)	(1,162)
Equity in (loss) income of unconsolidated real estate entities, net	(83)	—	(83)	618	—	618
(Loss) income from continuing operations	(1,146)	638	(508)	812	547	1,359
Discontinued Operations:
Income from operations	638	(638)	—	547	(547)	—
Net (loss) income	(508)	—	(508)	1,359	—	1,359
Allocation to noncontrolling interest	196	—	196	122	—	122
Net (loss) income attributable to Glimcher Realty Trust	(312)	—	(312)	1,481	—	1,481
Preferred share dividends	(6,605)	—	(6,605)	(6,137)	—	(6,137)
Write-off of issuance costs related to preferred share redemptions	(3,446)	—	(3,446)	—	—	—
Net loss to common shareholders	$(10,363)	$—	$(10,363)	$(4,656)	$—	$(4,656)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$142,591	$62	$142,653	$118,393	$4,940	$123,333
Percentage rents	6,109	—	6,109	4,000	—	4,000
Tenant reimbursements	69,729	27	69,756	57,061	1,175	58,236
Outparcel sale	760	6,650	7,410	1,050	—	1,050
Other (see components on page 3)	15,039	—	15,039	15,045	3	15,048
Total Revenues	234,228	6,739	240,967	195,549	6,118	201,667
Expenses:
Property operating expenses	(51,457)	7	(51,450)	(43,063)	(565)	(43,628)
Real estate taxes	(28,649)	(34)	(28,683)	(23,836)	(708)	(24,544)
Total recoverable expenses	(80,106)	(27)	(80,133)	(66,899)	(1,273)	(68,172)
Provision for doubtful accounts	(5,419)	(130)	(5,549)	(1,990)	(99)	(2,089)
Other operating expenses (see components on page 4)	(13,699)	(86)	(13,785)	(7,860)	(132)	(7,992)
Costs related to the sale of an outparcel	(199)	(5,232)	(5,431)	(499)	—	(499)
Real estate depreciation and amortization	(68,799)	(503)	(69,302)	(49,592)	(1,209)	(50,801)
Non-real estate depreciation and amortization	(1,539)	—	(1,539)	(1,609)	—	(1,609)
General and administrative	(17,534)	(15)	(17,549)	(15,461)	(67)	(15,528)
Impairment loss	—	—	—	(8,995)	—	(8,995)
Total Expenses	(187,295)	(5,993)	(193,288)	(152,905)	(2,780)	(155,685)
Operating Income	46,933	746	47,679	42,644	3,338	45,982
Interest income	67	2	69	1,052	1	1,053
Gain on remeasurement of equity method investment	25,068	—	25,068	—	—	—
Interest expense	(49,284)	—	(49,284)	(48,520)	(2,333)	(50,853)
Loan fee amortization	(2,940)	—	(2,940)	(4,621)	(63)	(4,684)
Equity in loss of unconsolidated real estate entities, net	(4,668)	—	(4,668)	(7,018)	—	(7,018)
Income (loss) from continuing operations	15,176	748	15,924	(16,463)	943	(15,520)
Discontinued Operations:
Income from operations	748	(748)	—	943	(943)	—
Net income (loss)	15,924	—	15,924	(15,520)	—	(15,520)
Allocation to noncontrolling interests	185	—	185	922	—	922
Net income (loss) attributable to Glimcher Realty Trust	16,109	—	16,109	(14,598)	—	(14,598)
Preferred share dividends	(18,879)	—	(18,879)	(18,411)	—	(18,411)
Write-off of issuance costs related to preferred share redemptions	(3,446)	—	(3,446)	—	—	—
Net loss to common shareholders	$(6,216)	$—	$(6,216)	$(33,009)	$—	$(33,009)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended September 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$51,859	$(13)	$51,846	$38,511	$1,658	$40,169
Termination income	286	—	286	257	—	257
Straight-line rents	770	(137)	633	975	(12)	963
Total Minimum Rents	$52,915	$(150)	$52,765	$39,743	$1,646	$41,389
Components of Other Revenue:
Fee and service income	$1,695	$—	$1,695	$2,184	$—	$2,184
Specialty leasing and sponsorship income	2,344	(1)	2,343	2,275	—	2,275
Other	788	—	788	646	—	646
Total Other Revenue	$4,827	$(1)	$4,826	$5,105	$—	$5,105

	Nine Months Ended September 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$139,711	$187	$139,898	$115,018	$4,937	$119,955
Termination income	720	—	720	881	—	881
Straight-line rents	2,160	(125)	2,035	2,494	3	2,497
Total Minimum Rents	$142,591	$62	$142,653	$118,393	$4,940	$123,333
Components of Other Revenue:
Fee and service income	$5,947	$—	$5,947	$6,256	$—	$6,256
Specialty leasing and sponsorship income	6,565	—	6,565	6,323	3	6,326
Other	2,527	—	2,527	2,466	—	2,466
Total Other Revenue	$15,039	$—	$15,039	$15,045	$3	$15,048

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended September 30,
	2012			2011
Components of Other Operating Expenses:	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$1,027	$—	$1,027	$1,112	$—	$1,112
Discontinued development write-offs	—	—	—	27	—	27
Specialty leasing costs	488	—	488	491	—	491
Ground lease expense	2,108	—	2,108	—	—	—
Other	790	15	805	1,000	34	1,034
Total Other Operating Expenses	$4,413	$15	$4,428	$2,630	$34	$2,664

	Nine Months Ended September 30,
	2012			2011
Components of Other Operating Expenses:	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$3,212	$—	$3,212	$3,285	$—	$3,285
Discontinued development write-offs	3,349	—	3,349	27	—	27
Specialty leasing costs	1,509	—	1,509	1,478	—	1,478
Ground lease expense	3,197	—	3,197	—	—	—
Other	2,432	86	2,518	3,070	132	3,202
Total Other Operating Expenses	$13,699	$86	$13,785	$7,860	$132	$7,992

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2012		For the Three Months Ended September 30, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$19,131	$8,457	$32,334	$11,333
Operating expenses	(8,946)	(4,054)	(15,961)	(5,534)
Net operating income	10,185	4,403	16,373	5,799
Depreciation and amortization	(5,224)	(2,269)	(8,853)	(3,017)
Other expenses, net	(91)	(40)	(54)	(22)
Interest expense, net	(4,156)	(1,810)	(6,058)	(2,138)
Impairment loss (1)	(697)	(363)	—	—
Net income (loss)	17	(79)	1,408	622
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) to partnership	$9	$(83)	$1,400	$618
GPLP's share of (loss) income from investment in unconsolidated entities	$(83)		$618

	For the Nine Months Ended September 30, 2012		For the Nine Months Ended September 30, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$73,326	$28,577	$94,141	$33,202
Operating expenses	(35,945)	(13,885)	(46,055)	(16,015)
Net operating income	37,381	14,692	48,086	17,187
Depreciation and amortization	(20,809)	(7,902)	(28,099)	(9,732)
Other expenses, net	(321)	(131)	(257)	(100)
Interest expense, net	(14,312)	(5,470)	(18,263)	(6,484)
Impairment loss (2)	(11,359)	(5,845)	(15,149)	(7,877)
Net loss	(9,420)	(4,656)	(13,682)	(7,006)
Preferred dividend	(23)	(12)	(23)	(12)
Net loss to partnership	$(9,443)	$(4,668)	$(13,705)	$(7,018)
GPLP's share of loss from investment in unconsolidated entities	$(4,668)		$(7,018)

(1) Impairment loss for the three months ended September 30, 2012 relates to Tulsa Promenade.
(2) Impairment losses for the nine months ended September 30, 2012 relate to Tulsa Promenade and Town Square at Surprise. The impairment losses for the nine months ended September 30, 2011 relate to Tulsa Promenade only.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(11,356)	$15,503	$(10,363)	$(6,216)	$(5,977)	$(22,376)	$(4,656)	$28,018	$(4,991)
Real estate depreciation and amortization	19,054	21,855	28,393	69,302	16,145	16,744	17,912	16,966	67,767
Pro-rata share of consolidated joint venture depreciation	—	—	(19)	(19)	—	—	—	—	—
Equity in loss (income) of unconsolidated entities	3,474	1,111	83	4,668	(265)	7,901	(618)	(638)	6,380
Pro-rata share of unconsolidated entities funds from operations	3,564	2,937	2,541	9,042	3,484	3,415	3,614	4,745	15,258
Noncontrolling interest in operating partnership	(263)	274	(171)	(160)	(182)	(618)	(122)	710	(212)
Gain on the remeasurement of equity method investment	—	(25,068)	—	(25,068)	—	—	—	—	—
Gain on disposition of properties, net	—	—	—	—	—	—	—	(27,800)	(27,800)
FFO (1)	$14,473	$16,612	$20,464	$51,549	$13,205	$5,066	$16,130	$22,001	$56,402
Adjusted Funds from Operations:
FFO	$14,473	$16,612	$20,464	$51,549	$13,205	$5,066	$16,130	$22,001	$56,402
Add back: impairment adjustments on non-depreciable real estate assets	—	—	—	—	—	8,995	—	—	8,995
Add back: write-down of Tulsa Promenade note receivable	3,322	—	—	3,322	—	—	—	530	530
Add back: debt extinguishment charges	—	—	—	—	1,548	739	—	498	2,785
Add back: write-off of issuance costs related to preferred share redemptions	—	—	3,446	3,446	—	—	—	—	—
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	—	3,193	—	—	—	—	—
Adjusted Funds from Operations	$17,795	$19,805	$23,910	$61,510	$14,753	$14,800	$16,130	$23,029	$68,712
Weighted average common shares outstanding - diluted (2)	120,693	142,833	143,562	135,720	101,562	105,753	110,668	111,771	107,493
FFO per diluted share	$0.12	$0.12	$0.14	$0.38	$0.13	$0.05	$0.15	$0.20	$0.52
Total adjustments	0.03	0.02	0.02	0.07	0.02	0.09	—	0.01	0.11
Adjusted FFO per diluted share	$0.15	$0.14	$0.17	$0.45	$0.15	$0.14	$0.15	$0.21	$0.64

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	67.8%	72.1%	60.0%	66.2%	68.8%	71.5%	68.6%	48.5%	62.6%

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,315	$1,591	$1,318	$4,224	$1,088	$1,247	$1,091	$1,174	$4,600
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$605	$796	$633	$2,034	$735	$800	$963	$532	$3,030
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$—	$562	$969	$1,531	$—	$—	$—	$—	$—
Fair value of debt amortized as an (increase) decrease to interest expense	$(65)	$127	$431	$493	$(65)	$(66)	$(65)	$(66)	$(262)
Intangible and inducement amortization as a net increase (decrease) to base rents (continuing and discontinued operations)	$6	$709	$1,835	$2,550	$(53)	$(95)	$(387)	$(30)	$(565)
Discontinued development write-off's	$126	$3,222	$—	$3,348	$—	$—	$27	$73	$100

(1)	Previous reported quarterly FFO amounts have been adjusted to exclude any impairments recognized on depreciable real estate assets.

(2)	Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(7,272)	$(2,180)	$9	$(9,443)	$223	$(15,328)	$1,400	$2,043	$(11,662)
Real estate depreciation and amortization	9,225	6,295	5,206	20,726	9,388	9,736	8,808	8,810	36,742
Impairment loss	7,562	3,100	697	11,359	—	15,149	—	2,097	17,246
FFO	$9,515	$7,215	$5,912	$22,642	$9,611	$9,557	$10,208	$12,950	$42,326
Pro-rata share of unconsolidated entities funds from operations	$3,564	$2,937	$2,541	$9,042	$3,484	$3,415	$3,614	$4,745	$15,258

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$6	$(120)	$17	$(97)	$104	$(68)	$100	$42	$178
Intangible amortization as an increase to minimum rents	$340	$244	$154	$738	$340	$334	$327	$340	$1,341
Straight-line adjustment - ground lease expense	$(127)	$(51)	$—	$(178)	$(124)	$(125)	$(124)	$(125)	$(498)
Impairment loss	$(3,932)	$(1,550)	$(363)	$(5,845)	$—	$(7,877)	$—	$(1,090)	$(8,967)
Loan fee amortization	$(76)	$(44)	$(150)	$(270)	$(77)	$(78)	$(78)	$(73)	$(306)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2012				2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(5,219)	$21,640	$(312)	$16,109	$160	$(16,239)	$1,481	$34,155	$19,557
Interest expense (continuing and discontinued operations)	15,703	16,479	17,102	49,284	16,737	17,528	16,588	16,114	66,967
Loan fee amortization (continuing and discontinued operations)	985	898	1,057	2,940	2,159	1,363	1,162	1,435	6,119
Taxes (continuing and discontinued operations)	237	232	243	712	266	261	219	48	794
Depreciation and amortization (continuing and discontinued operations)	19,576	22,362	28,903	70,841	16,667	17,288	18,455	17,511	69,921
EBITDA	31,282	61,611	46,993	139,886	35,989	20,201	37,905	69,263	163,358
Allocation to noncontrolling interest	(263)	274	(225)	(214)	(182)	(618)	(122)	710	(212)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	9,073	5,802	4,486	19,361	5,490	13,535	5,181	6,318	30,524
Impairment loss	—	—	—	—	—	8,995	—	—	8,995
Add back: write down of Tulsa Promenade note receivable	3,322	—	—	3,322	—	—	—	—	—
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	—	3,193	—	—	—	—	—
Gain on remeasurement of equity method investment	—	(25,068)	—	(25,068)	—	—	—	—	—
Gain on disposition of properties, net	—	—	—	—	—	—	—	(27,800)	(27,800)
Adjusted EBITDA	$43,414	$45,812	$51,254	$140,480	$41,297	$42,113	$42,964	$48,491	$174,865
Operating Ratios:
General and administrative / total revenues	7.9%	7.8%	6.9%	7.5%	7.7%	7.9%	8.1%	6.7%	7.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.7%	86.7%	86.8%	87.0%	86.8%	85.4%	83.7%	87.0%	85.7%
Earnings per Share:
Weighted average common shares outstanding - basic	117,517	139,832	140,641	132,692	98,234	102,406	107,444	108,576	104,220
Weighted average common shares outstanding - diluted	120,271	142,833	142,964	135,214	101,220	105,351	110,252	111,771	107,101
(Loss) earnings per share - basic	$(0.10)	$0.11	$(0.07)	$(0.05)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)
(Loss) earnings per share - diluted	$(0.10)	$0.11	$(0.07)	$(0.05)	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Variance	2012	2011	Variance

Operating Income	$17,094	$16,784	$310	$46,933	$42,644	$4,289

Depreciation and Amortization (1)	28,903	18,455	10,448	70,841	52,410	18,431
General and administrative (1)	6,005	5,414	591	17,549	15,528	2,021
Proportionate share of unconsolidated joint venture Comparable NOI	5,321	5,562	(241)	15,829	16,287	(458)
Non-comparable Properties (2)	(9,220)	(849)	(8,371)	(20,063)	(3,179)	(16,884)
Termination and outparcel net income	(1,704)	(808)	(896)	(2,699)	(1,432)	(1,267)
Straight line rents (1)	(633)	(963)	330	(2,035)	(2,497)	462
Non-recurring, non-cash items (3)	—	—	—	3,322	8,995	(5,673)
Other (4)	(2,783)	(692)	(2,091)	(2,517)	(2,083)	(434)

Comparable NOI	$42,983	$42,903	$80	$127,160	$126,673	$487

Comparable NOI percentage change			0.2%			0.4%

(1) Amounts include both continued and discontinued operations.
(2) Amounts include Community Centers, Scottsdale Quarter, Town Center Plaza, One Nineteen, Malibu Lumber Yard,
and 80% of Pearlridge Center.
(3) Amounts include impairment and write-down of Tulsa note receivable.
(4) Other adjustments include fee income, discontinued development costs, non-property income and expenses, intangible amortization of above/below market leases and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2012			2011
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$308,476	$340,438	$352,105	$312,496
Buildings, improvements and equipment	1,890,367	2,334,277	2,348,776	1,876,048
Developments in progress	51,534	58,932	69,715	46,530
	2,250,377	2,733,647	2,770,596	2,235,074
Less accumulated depreciation	645,372	664,142	687,531	634,279
Property and equipment, net	1,605,005	2,069,505	2,083,065	1,600,795

Deferred leasing costs, net	23,812	29,002	30,172	24,505
Real estate assets held-for-sale	9,379	9,384	4,056	4,056
Investment in and advances to unconsolidated real estate entities	120,007	101,482	96,699	124,793
Investment in real estate, net	1,758,203	2,209,373	2,213,992	1,754,149

Cash and cash equivalents	134,793	15,271	7,567	8,876
Non-real estate assets associated with property held-for-sale	131	137	—	—
Restricted cash	15,406	12,865	20,358	18,820
Tenant accounts receivable, net	22,611	27,453	29,979	26,873
Deferred expenses, net	14,527	15,303	15,294	15,780
Prepaid and other assets	39,145	37,396	58,232	40,928
Total Assets	$1,984,816	$2,317,798	$2,345,422	$1,865,426
Liabilities and Equity:
Mortgage notes payable	$1,177,949	$1,335,653	$1,368,639	$1,175,053
Notes payable	—	133,000	108,000	78,000
Other liabilities associated with property held-for-sale	143	166	99	127
Accounts payable and accrued expenses	46,154	87,465	110,198	50,304
Distributions payable	20,354	20,381	19,669	18,013
Total Liabilities	1,244,600	1,576,665	1,606,605	1,321,497
Equity:
Series F cumulative preferred shares	60,000	60,000	—	60,000
Series G cumulative preferred shares	222,074	222,074	192,412	222,074
Series H cumulative preferred shares	—	—	96,564	—
Common shares of beneficial interest	1,395	1,401	1,421	1,160
Additional paid-in capital	1,234,953	1,236,175	1,252,203	1,016,188
Distributions in excess of accumulated earnings	(791,871)	(790,380)	(814,944)	(766,571)
Accumulated other comprehensive loss	(515)	(1,045)	(1,369)	(483)
Total Glimcher Realty Trust Shareholders' Equity	726,036	728,225	726,287	532,368
Noncontrolling interest	14,180	12,908	12,530	11,561
Total equity	740,216	741,133	738,817	543,929
Total Liabilities and Equity	$1,984,816	$2,317,798	$2,345,422	$1,865,426

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2012			2011
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.22	$10.22	$10.57	$9.25	$9.50	$7.08	$9.20
Market Capitalization Ratio:
Common shares outstanding	139,439	140,124	142,011	99,895	107,158	107,489	115,975
Operating partnership units outstanding	2,728	2,323	2,323	2,986	2,889	2,789	2,789
Total common shares and units outstanding at end of period	142,167	142,447	144,334	102,881	110,047	110,278	118,764
Valuation - Common shares and operating partnership units outstanding	$1,452,947	$1,455,808	$1,525,610	$951,649	$1,045,447	$780,768	$1,092,629
Preferred shares	282,074	282,074	288,976	282,074	282,074	282,074	282,074
Total consolidated debt (end of period)	1,177,949	1,468,653	1,476,639	1,296,696	1,251,262	1,257,393	1,253,053
Total market capitalization	$2,912,970	$3,206,535	$3,291,225	$2,530,419	$2,578,783	$2,320,235	$2,627,756
Debt / Market capitalization	40.4%	45.8%	44.9%	51.2%	48.5%	54.2%	47.7%
Debt / Market capitalization including pro-rata share of unconsolidated entities	43.5%	47.9%	47.1%	54.1%	51.5%	57.1%	50.6%

		2012
Credit Facility Debt Covenant Requirements:	Facility Requirements	Sept. 30
Maximum Corporate Debt to Total Asset Value	60.0%	53.3%
Minimum Interest Coverage Ratio	1.75 x	2.54 x
Minimum Fixed Charge Coverage Ratio	1.40 x	1.60 x
Maximum Recourse Debt	12.5%	5.85%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates
Fixed Rate:	2012	2011	2012	2011	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
Polaris Fashion Place	$126,228	$128,570	5.24%	5.24%		(a)	$124,572	April 11, 2013
The Outlet Collection - Jersey Gardens	141,293	143,846	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	97,871	99,551	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection - Seattle	53,356	54,309	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	55,474	55,999	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	68,050	68,829	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	—	4.60%	—		(l)	$169,999	November 1, 2015
River Valley Mall	47,565	48,097	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,947	41,388	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,727	54,153	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,874	44,277	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,381	41,833	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	—	4.57%	—		(d)	$75,241	September 1, 2022
Town Center Plaza	76,344	—	5.00%	—		(a)	$52,465	(j)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,182,110	859,852
Variable Rate:
Scottsdale Quarter Phase III Fee Interest	15,000	15,000	3.12%	3.20%	(k)	(b)	$15,000	December 1, 2012
Colonial Park Mall (f)	33,585	40,000	3.72%	3.41%	(g)	(a)	$33,283	April 23, 2013
Town Square at Surprise (o)	3,607	—	5.50%	—	(p)	(a)	$3,571	(q)
Scottsdale Quarter	130,000	140,633	3.28%	2.86%	(h)	(b)	$130,000	(m)
	182,192	195,633
Other:
Fair Value Adjustment - Merritt Square Mall	(764)	(961)
Fair Value Adjustment - Pearlridge Center	5,101	—
Extinguished Debt	—	120,529		(n)
Total Mortgage Notes Payable	$1,368,639	$1,175,053

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	In April 2012, the Company reduced the loan by $6,200 to a balance of $33,800.

(g)	Interest rate of LIBOR plus 3.50%.

(h)
$105,000 was fixed through a swap agreement at a rate of 3.14% at September 30, 2012 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%. $125,000 was fixed through a swap agreement at a rate of 2.86% at December 31, 2011.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loan has a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 2.90%.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(n)	Interest rates ranging from 3.30% to 8.27% at December 31, 2011.

(o)	Beginning in July 2012, the Surprise joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.

(p)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(q)	The loan matures June 30, 2013, however, the loan may be extended for eighteen months subject to certain loan extension fees and conditions.

TOTAL DEBT MATURITIES SCHEDULE (Consolidated and Pro-Rata Share of Unconsolidated Debt)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options (e)
Description	Initial Maturity	Extension Option	Interest Rate	Balance 9/30/2012	2012	2013	2014	2015	2016	2017+
Consolidated Properties
Scottsdale Quarter Phase III Fee Interest (c)	12/2012		3.12%	$15,000	$15,000
Polaris Fashion Place	04/2013		5.24%	126,228	814	$125,414
Colonial Park Mall	04/2013		3.72%	33,585	129	33,456
Town Square at Surprise (f)	06/2013	12/2014	5.50%	3,607	16	62	$3,529
The Outlet Collection - Jersey Gardens	06/2014		4.83%	141,293	885	3,629	136,779
The Mall at Fairfield Commons	11/2014		5.45%	97,871	585	2,409	94,877
The Outlet Collection - Seattle	02/2015		7.54%	53,356	338	1,406	1,517	$50,095
Scottsdale Quarter (a)	05/2015	(b)	3.28%	130,000	—	—	—	130,000
Merritt Square Mall	09/2015		5.35%	55,474	206	842	889	53,537
Scottsdale Quarter Fee Interest	10/2015		4.91%	68,050	272	1,115	1,171	65,492
Pearlridge Center	11/2015		4.60%	175,000	—	431	2,681	171,888
River Valley Mall	01/2016		5.65%	47,565	180	770	815	863	$44,937
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	—	60,000
Eastland Mall	12/2016		5.87%	40,947	156	641	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	53,727	154	633	677	726	766	$50,771
Grand Central Mall	07/2020		6.05%	43,874	143	589	626	665	700	41,151
Ashland Town Center	07/2021		4.90%	41,381	158	646	679	714	744	38,440
Dayton Mall	09/2022		4.57%	82,000	—	—	—	—	—	82,000
Town Center Plaza	02/2027		5.00%	76,344	287	1,185	1,245	1,309	1,375	70,943
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(764)	(64)	(262)	(262)	(176)
Fair Value Adjustment Amortization - Pearlridge Center				5,101	414	1,654	1,654	1,379
Subtotal (d)				1,368,639	19,673	174,620	247,557	477,214	147,270	302,305
Credit Facility	10/2014	10/2015	2.47%	108,000	—	—	—	108,000
Total Consolidated Maturities				$1,476,639	$19,673	$174,620	$247,557	$585,214	$147,270	$302,305
Total Unconsolidated Maturities (Pro-rata share)				$141,486	$14,011	$47,275	$—	$—	$—	$80,200
Total Consolidated and Unconsolidated Maturities				$1,618,125	$33,684	$221,895	$247,557	$585,214	$147,270	$382,505

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at a rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Loan incurs interest at a rate of LIBOR plus 2.90%.

(d)	Weighted average interest rate for the fixed rate mortgage debt was 5.2% as of September 30, 2012 with an initial weighted average maturity of 4.2 years when considering available extension options.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(f)
Beginning in July 2012, the Surprise joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity. Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

UNCONSOLIDATED DEBT MATURITY SCHEDULE
(dollars in thousands)

					Principal Payments
Description	Interest Rate 9/30/2012	Loan Terms	Final Maturity	Balance 9/30/12	2012	2013	2014	2015+
Fixed Rate Mortgages
Lloyd Center	5.42%	(a)	June 11, 2013	$118,924	$738	$118,186
Puente Hills Mall	4.50%	(b)	July 1, 2017	60,000	—	—	$—	$60,000
Total Fixed Rate Mortgages				178,924	738	118,186	—	60,000
Variable Rate Mortgages
Tulsa Promenade (d)	5.25%	(c)	(g)	26,376	26,376
WestShore Plaza	3.65%	(e)	(f)	122,500	—	—	—	122,500
Total Variable Rate Mortgages				148,876	26,376	—	—	122,500
Total Unconsolidated Mortgages				$327,800	$27,114	$118,186	$—	$182,500
Unconsolidated Debt (Pro-rata Share)				$141,486	$14,011	$47,275	$—	$80,200

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)
Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.

(d)	Mortgage note payable associated with a Property held-for-sale.

(e)	Interest rate is the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%. The loan requires monthly payments of interest only.

(f)	The loan has a maturity date of October 1, 2015 with two successive one-year extension options available, subject to certain conditions.

(g)	The loan matured on September 30, 2012, however the borrower executed a loan modification in October 2012 which extended the maturity date to December 31, 2012.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2012	6/30/2012 (3)	3/31/2012	12/31/2011	9/30/2011
Core Malls (2)
Mall Anchors	96.8%	96.7%	96.7%	96.5%	96.1%
Mall Non-Anchors	91.4%	88.8%	89.5%	92.2%	91.4%
Total Occupancy	94.7%	93.6%	93.8%	94.8%	94.3%

Mall Portfolio - excluding Joint Ventures
Mall Anchors	95.9%	95.7%	95.5%	95.3%	94.7%
Mall Non-Anchors	91.7%	88.9%	88.7%	91.5%	91.0%
Total Occupancy	94.2%	92.9%	92.9%	93.9%	93.3%

Occupancy Cost (4)	11.0%	10.9%	11.0%	11.2%	11.4%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	The Company acquired all of the interest in Pearlridge Center during the second quarter of 2012. This property is no longer a joint venture mall effective May 9, 2012.

(4)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and renewal lease activity by type for the nine months ended September 30, 2012:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	84,700	113,553	198,253	$39.49	$11.78	$17.98
Mall Non-Anchors	309,022	598,417	907,439	$33.13	$31.75	$32.22

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and nine months ended September 30, 2012, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended September 30, 2012
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	66,104	93,827	159,931	$26.01	$24.83	$41.59	$37.66	$35.15	$32.36	9%
Nine months ended September 30, 2012
Mall Anchors	—	58,159	58,159	$—	$—	$11.78	$11.78	$11.78	$11.78	—%
Mall Non-Anchors	186,705	441,965	628,670	$37.10	$33.26	$34.72	$32.24	$35.43	$32.54	9%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of September 30, 2012

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2012	Avg. Mall Store Sales PSF (1) Sept. 2011	Total Mall Occupancy 9/30/12	Total Mall Occupancy 9/30/11	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	414,424
	Dayton Mall	Dayton, OH	61	1,386,534
	Eastland Mall	Columbus, OH	32	999,189
	Grand Central Mall	Parkersburg, WV	>100	847,507
	Lloyd Center (JV)	Portland, OR	23	1,477,950
	Malibu Lumber Yard	Malibu, CA	2	31,441
	Mall at Fairfield Commons	Dayton, OH	61	1,137,413
	Mall at Johnson City	Johnson City, TN	>100	569,077
	Merritt Square Mall	Merritt Island, FL	27	807,690
	Morgantown Mall	Morgantown, WV	>100	555,590
	Northtown Mall	Minneapolis, MN	16	589,747
	Outlet Collection - Jersey Gardens	Elizabeth, NJ	1	1,288,588
	Pearlridge Center	Honolulu, HI	55	1,145,662
	Polaris Fashion Place	Columbus, OH	32	1,573,899
	Scottsdale Quarter	Scottsdale, AZ	12	519,129
	Town Center Plaza (4)	Leawood, KS	29	605,810
	Weberstown Mall	Stockton, CA	78	855,829
	WestShore Plaza (JV)	Tampa, FL	19	1,053,569
				15,859,048	$473	$445	95.4%	95.2%	86%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2012	Avg. Mall Store Sales PSF (1) Sept. 2011	Total Mall Occupancy 9/30/12	Total Mall Occupancy 9/30/11	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	738,118
	Indian Mound Mall	Columbus, OH	32	555,909
	New Towne Mall	New Philadelphia, OH	>100	512,960
	Outlet Collection - Seattle	Seattle, WA	15	886,444
	Puente Hills Mall (JV)	City of Industry, CA	2	1,087,639
	River Valley Mall	Columbus, OH	32	584,537
	Tulsa Promenade (JV)	Tulsa, OK	53	926,059
				5,291,666	$263	$248	92.7%	91.6%	14%
TOTAL MALL ASSETS				21,150,714	$429	$396	94.7%	94.3%
TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				16,605,497	$447	$403	94.2%	93.3%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the nine months ended September 30, 2012 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 3,756,027 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and One Nineteen.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2012

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	49	231,724	$6,170,185	2.6%
Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	26	316,827	4,783,270	2.0%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	23	438,935	4,681,960	1.9%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	42	177,507	4,571,333	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	59,356	4,382,408	1.8%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.6%
Sears Holding Corp.	K-Mart, Sears	21	2,549,474	3,683,642	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.4%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,342	3,111,401	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	3,050,795	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	84,115	2,774,749	1.2%
Ascena Retail Group, Inc.	Dress Barn, Fashion Bug, Justice, Lane Bryant, Maurice's	36	186,164	2,508,293	1.0%
Finish Line, Inc.	Finish Line, Man Alive	20	109,477	2,415,907	1.0%
Total tenants representing > 1.0%		392	7,687,126	$57,198,619	23.8%

 Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2012

 Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	49	231,724	$6,170,185	2.6%
Foot Locker, Inc.	42	177,507	$4,571,333	1.9%
Signet Jewelers, Ltd.	33	59,356	$4,382,408	1.8%
Gap, Inc.	23	254,518	$3,557,864	1.5%
Genesco, Inc.	49	76,342	$3,111,401	1.3%
American Eagle Outfitters, Inc.	18	109,351	$3,050,795	1.3%
Luxottica Group	35	84,115	$2,774,749	1.2%
Ascena Retail Group, Inc.	35	179,159	$2,508,293	1.1%
Finish Line, Inc.	20	109,477	$2,415,907	1.0%
Aeropostale	24	85,843	$2,304,655	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	17	2,362,332	$2,538,973	11.2%
Macy's, Inc.	11	1,965,177	$658,739	9.3%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.7%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.3%
Dillard's	3	522,967	$—	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,446,462	1.8%
Dick's Sporting Goods, Inc.	4	229,000	$2,039,000	1.1%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$—	0.9%

 Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2012

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2012	215	84,808	472,812	557,620	2.7%	$957,404	$9,813,276	$10,770,680	$11.29	$25.67	4.5%
2013	548	459,955	1,402,441	1,862,396	9.2%	1,252,592	24,442,226	25,694,818	$3.10	$20.91	10.7%
2014	403	1,043,051	921,449	1,964,500	9.7%	6,570,114	24,278,772	30,848,886	$6.30	$30.41	12.8%
2015	337	1,363,571	961,880	2,325,451	11.4%	8,691,034	21,022,761	29,713,795	$7.16	$25.07	12.3%
2016	209	1,162,834	658,068	1,820,902	8.9%	5,280,745	17,423,579	22,704,324	$4.86	$29.53	9.4%
Thereafter	856	8,519,989	3,296,572	11,816,561	58.1%	32,838,227	88,375,542	121,213,769	$8.17	$29.22	50.3%
	2,568	12,634,208	7,713,222	20,347,430	100.0%	$55,590,116	$185,356,156	$240,946,272	$7.08	$27.25	100.0%

(1)	The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2012			Three months ended September 30, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,140	$—	$1,140	$3,955	$—	$3,955
Redevelopment and renovation projects	$18,999	$31	$19,030	$4,248	$9	$4,257
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$4,084	$1,269	$5,353	$257	$526	$783
Non-anchor stores	5,081	21	5,102	2,947	1,129	4,076
Operational capital expenditures	2,480	56	2,536	2,103	234	2,337
Total Property Capital Expenditures	$11,645	$1,346	$12,991	$5,307	$1,889	$7,196

	Nine months ended September 30, 2012			Nine months ended September 30, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$6,938	$—	$6,938	$16,157	$—	$16,157
Redevelopment and renovation projects	$24,505	$76	$24,581	$5,827	$53	$5,880
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$9,768	$3,144	$12,912	$1,892	$657	$2,549
Non-anchor stores	10,906	596	11,502	8,040	1,691	9,731
Operational capital expenditures	4,650	417	5,067	3,834	665	4,499
Total Property Capital Expenditures	$25,324	$4,157	$29,481	$13,766	$3,013	$16,779

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 9/30/12 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,470	Q4-2013 - Q4-2014	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection - Jersey Gardens The Outlet Collection - Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$9,000	Jersey - Fall 2013 Seattle - Holiday 2013	7% - 9%

 (1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.